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                                                                   Exhibit 10.5

                                GUARANTY OF LEASE



         WHEREAS, Ryan Companies US, Inc., a Minnesota corporation, as Landlord, has entered into a certain Lease Agreement dated April 14, 1999, between Landlord and D56, Inc., a Minnesota corporation, as Tenant (herein referred to as the "Lease").

         WHEREAS, the undersigned ("Guarantor") is the parent company of the Tenant.

         NOW, THEREFORE, for value received, the undersigned hereby absolutely and unconditionally guarantees to said Landlord, its successors and assigns, the due and prompt performance and observance of all of the obligations of said Lease to be met by Tenant, including but not limited to the payment of rent and other payments to be made under the Lease. The undersigned agrees that no act or thing, except for payment in full or written release of this Guaranty by Landlord, which but for this provision might or could in law or equity act as a release of the liability of the undersigned hereunder, shall in any way affect or impair the absolute and unconditional obligation of the undersigned. This Guaranty shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect for the term of the Lease or until this Guaranty has been released in writing by Landlord, whichever occurs first. This Guaranty is a guaranty of payment (and not of collection), and of performance. The liability of Guarantor is co-extensive with that of Tenant and also joint and several with that of Tenant, and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant. This Guaranty shall inure to the benefit of the successors and assigns of said Landlord, including any subsequent holder of the Landlord's interest in the Lease.

         The undersigned expressly agrees that the liability and obligations under this Guaranty shall not in any way be affected by the institution by or against the Tenant of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for relief of debtors and that upon the institution of any of the above actions, at Landlord's sole discretion and without any notice thereof or demand therefor, Guarantor shall pay all rent and other payments to be made under the Lease and perform and observe all covenants under the Lease.

         The undersigned hereby further agrees that notwithstanding any assignment of the Lease or sublettings, the undersigned shall remain liable as a guarantor of the Lease, irrespective of whether or not the Tenant has been released from liability; and the Guarantor agrees to execute a reaffirmation of this Guarantee upon the request of Landlord in connection with any such assignment or subletting. Landlord shall deliver to Guarantor a copy of any and all notices of default required pursuant to the terms and conditions of the Lease to be given by Landlord to Tenant (and simultaneously with any such notice to Tenant), by certified mail, return receipt requested as follows (or to such other address as Guarantor may designate from time to time by written notice to Landlord):

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                             Department 56, Inc.
                             One Village Place
                             6436 City West Parkway
                             Eden Prairie, MN 55344

         Landlord agrees to accept the cure by Guarantor of any such default by Tenant so long as such cure is completed during the same cure period, if any, accorded Tenant under the Lease.

         This Guaranty is executed under and intended to be constructed by the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed as of this 14 day of April, 1999.


DEPARTMENT 56, INC., a Delaware corporation


BY  /s/ Robert Rose
   -------------------------

Its  Vice President
    ------------------------



STATE OF MINNESOTA         )
                           ) SS.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this 14 day of April, 1999, by Robert Rose, the Vice President of Department 56, Inc., a Delaware corporation, on behalf of the corporation.


/s/ Stephen M. Hickok
----------------------------
Notary Public